PACE® Select Advisors Trust

January 3, 2022

Supplement to the Statement of Additional Information (the "SAI"), dated November 26, 2021, as supplemented.

Includes:

•  UBS Government Money Market Investments Fund

•  PACE® Mortgage-Backed Securities Fixed Income Investments

•  PACE® Intermediate Fixed Income Investments

•  PACE® Strategic Fixed Income Investments

•  PACE® Municipal Fixed Income Investments

•  PACE® Global Fixed Income Investments

•  PACE® High Yield Investments

•  PACE® Large Co Value Equity Investments

•  PACE® Large Co Growth Equity Investments

•  PACE® Small/Medium Co Value Equity Investments

•  PACE® Small/Medium Co Growth Equity Investments

•  PACE® International Equity Investments

•  PACE® International Emerging Markets Equity Investments

•  PACE® Global Real Estate Securities Investments

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information in the SAI for the above-named series regarding changes to the Board of Trustees (the "Board") of PACE Select Advisors Trust (the "Trust").

Effective December 31, 2021, Meyer Feldberg retired as Chairman and trustee of the Trust, and, effective January 1, 2022 (the "Effective Date"), the Board appointed Alan S. Bernikow as Chairman of the Board.

On the Effective Date, the SAI is hereby revised as follows:

All references to Meyer Feldberg in the SAI are hereby removed.

ZS-1132

The section captioned "Organization of the trust; trustees and officers; principal holders and management ownership of securities" beginning on page 80 of the SAI is revised by replacing the entry for Alan S. Bernikow in the following table of that section in its entirety with the following:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in complex overseen by trustee	Other directorships held by trustee
Alan S. Bernikow; 81 K2 Integrity 845 Third Avenue New York, NY 10022	Trustee and Chairman of the Board of Trustees	Since 2005 (Trustee); since January 2022 (Chairman of the Board of Trustees)	Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to 2017, Mr. Bernikow was also director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance
			committee).	Mr. Bernikow is a director or trustee of 5 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), and the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee).

The section captioned "Organization of the trust; trustees and officers; principal holders and management ownership of securities" and sub-captioned "Leadership structure and qualifications of the board of trustees" beginning on page 85 of the SAI is revised by replacing the first paragraph of that section with the following:

The board is responsible for oversight of the funds. The board is currently composed of four trustees, all of whom are not "interested persons" of the funds as that term is defined by the Investment Company Act ("Independent Trustees"). The board members have selected Mr. Bernikow, an Independent Trustee, to act as chairman of the board. The chairman of the board's role is to preside at all meetings of the board and generally to act as a liaison with service providers, officers, attorneys and other trustees between meetings. The chairman may also perform such other functions as may be delegated by the board from time to time. The board has established an Audit Committee and a Nominating and Corporate Governance Committee to assist the board in the oversight and direction of the business and affairs of the funds, and from time to time may establish ad hoc committees, informal working groups or designate one or more members to review and address the policies and practices of the funds or to liaise with the funds' Chief Compliance Officer or service providers, including staff of UBS AM, with respect to certain specified matters. The board meets at regularly scheduled meetings five times throughout the year. In addition, the trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. Each committee meets as appropriate to conduct the oversight functions delegated to the committee by the board and reports its findings to the board. The board and Audit Committee conduct annual assessments of their oversight function and structure. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The trustees have determined that the board's leadership and committee structure is appropriate because it allows the board to exercise informed and independent judgment over the matters under its purview and to allocate areas of responsibility among committees of Independent Trustees and the full board in a manner that enhances the full board's oversight.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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